PROSPECTUS SUPPLEMENT (To Prospectus dated May 26, 2006)	June 29, 2006

909,670 Shares
Morgan Stanley Eastern Europe Fund, Inc.
Common Stock
Issuable Upon Exercise of Non-Transferable Rights
to Subscribe for Shares of Common Stock

Morgan Stanley Eastern Europe Fund, Inc. (the ‘‘Fund’’) is hereby resuming its previously suspended Rights Offering (the ‘‘Offer’’) and the issuance of non-transferable rights to subscribe for shares of the Fund's common stock. The Offer will resume on July 10, 2006 and the Fund has extended the expiration date of the Offer until July 21, 2006, unless further extended by the Fund. The Fund, in accordance with an undertaking made by the Fund in its Registration Statement, suspended the Offer on June 14, 2006 due to the Fund's net asset value having declined by more than 10% from its net asset value of $34.57 as of May 26, 2006, the effective date of the Fund's registration statement, to $30.47 on June 12, 2006. The closing market price of the Fund on May 26, 2006 and June 12, 2006 was $41.45 and $31.00, respectively, representing a market price premium above net asset value on May 26, 2006 and June 12, 2006 of 19.9% and 1.74%, respectively. The closing market price and net asset value of the Fund on June 28, 2006 was $33.70 and $29.26, respectively, representing a premium above net asset value of 15.2%.

The Offer will continue to be made on the same terms as described in the Prospectus dated May 26, 2006 (and using the same subscription documentation previously supplied to stockholders), except that the Expiration Date for the Offer is hereby extended until July 21, 2006, unless further extended, and except that stockholders who had subscribed prior to the suspension may withdraw their subscription and receive their payment by notifying American Stock Transfer & Trust Company, the Subscription Agent, at (718) 921-8317 on or before 5:00 p.m. on July 21, 2006.

The decline in the Fund's net asset value is due to a decline in the value of the Fund's portfolio securities, which is due to certain volatile conditions in the markets of Eastern European countries and emerging markets generally. There can be no assurance that the net asset value of the Fund will not continue to decline. If there is a subsequent decline of greater than 10% in the net asset value of the Fund after the new effectiveness date for the Fund's registration statement, the Fund will suspend the Offer. If this occurs, management will consider market factors and other conditions in determining whether to continue the Offer, and will continue to monitor changes in the Fund's net asset value.

Persons seeking further information regarding the Fund's Rights Offering, or interested in obtaining a Prospectus, should contact their broker or nominee, or contact the Fund's Information Agent:

GEORGESON SHAREHOLDER COMMUNICATIONS, INC. 17 State Street, 10th Floor New York, NY 10004 Toll free: (800) 868-1348 or For banks and brokers: (212) 440-9800